UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – November 12, 2003

Platinum Underwriters Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-31341	Not Applicable
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

The Belvedere Building 69 Pitts Bay Road Pembroke, Bermuda (Address of principal executive offices)	HM 08 (Zip Code)

(441) 295-7195
(Registrant’s telephone number, including area code)

N/A
(Former name or address, if changed since last report)

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURE
Exhibit Index
PRESS RELEASE
FINANCIAL SUPPLEMENT

Item 7.     Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99.1 Press release dated November 12, 2003

Exhibit 99.2 Financial Supplement

Item 12.     Results of Operations and Financial Condition.

     On November 12, 2003 Platinum Underwriters Holdings, Ltd. issued a press release reporting its financial results as of and for the quarter ended September 30, 2003. A copy of the press release, as well as a financial supplement, are furnished herewith as Exhibits 99.1 and 99.2, respectively. The information hereunder is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not otherwise subject to the liabilities of that section and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Platinum Underwriters Holdings, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM UNDERWRITERS HOLDINGS, LTD.

	By:	/s/ Michael E. Lombardozzi

Michael E. Lombardozzi Executive Vice President, General Counsel andSecretary
Date: November 12, 2003

Exhibit Index

Exhibit Number	Description

99.1	Press release dated November 12, 2003
99.2	Financial Supplement